SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
To Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 23, 2003

SKECHERS U.S.A., INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-14429	95-4376145
(Commission File Number)	(I.R.S. Employer Identification No.)

228 Manhattan Beach Blvd.
Manhattan Beach, California 90266
(Address of Principal Executive Offices, Including Zip Code)

(310) 318-3100
(Registrant’s Telephone Number, Including Area Code)

Item 7: Exhibits
Item 12. Results of Operations and Financial Condition
SIGNATURES
Exhibit Index
EXHIBIT 99.1
EXHIBIT 99.2

Item 7: Exhibits

99.1	Press Release dated October 23, 2003

99.2	Transcript of Conference Call Held On October 23, 2003 regarding Third Quarter and Nine Months Ended September 30, 2003 Earnings.

Item 12. Results of Operations and Financial Condition.

On October 23, 2003, Skechers U.S.A., Inc. issued a press release announcing its results of operations and financial condition for the third quarter and nine months ended September 30, 2003. A copy of the press release is attached as exhibit 99.1 and incorporated herein by reference. On October 23, 2003, Skechers U.S.A., Inc. also conducted a public conference call and audio web cast for investors and analysts regarding its results of operations and financial condition for the third quarter and nine months ended September 30, 2003. A transcript of that conference call is attached as Exhibit 99.2 and incorporated herein by reference. All information in the transcript is presented as of October 23, 2003, and registrant does not assume any obligation to update such information in the future.

The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this Current Report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this Current Report contains is material investor information that is not otherwise publicly available.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: October 27, 2003	SKECHERS U.S.A., INC.

By: /s/ David Weinberg

Name: David Weinberg
Title: Chief Financial Officer

Exhibit Index

Exhibit No.

99.1        Press Release dated October 23, 2003

99.2        Transcript of Conference Call Held On October 23, 2003 regarding Third Quarter and Nine Months Ended September 30, 2003 Earnings.